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                       SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.


                                    FORM 8-K

                            Current Report Pursuant
                         to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



     Date of Report (Date of earliest event reported) DECEMBER 23, 1997
                                                      --------------------------

                         SEAMAN FURNITURE COMPANY, INC.
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             (Exact Name of Registrant as Specified in its Charter)

                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)

       0-21226                                             11-2751205
--------------------------                  ------------------------------------
(Commission File Number)                    (I.R.S. Employer Identification No.)

                 300 CROSSWAYS PARK DRIVE, WOODBURY, NY  11797
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               (Address of Principal Executive Offices)    (Zip Code)

                                 (516) 496-9560
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              (Registrant's Telephone Number, Including Area Code)
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ITEM 5.   OTHER EVENTS.
          ------------

          This Current Report on Form 8-K is being filed with the Securities and Exchange Commission by Seaman Furniture Company, Inc. (the "Company") for the purpose of providing the information set forth in a press release issued by the Company on December 23, 1997, a copy of which is filed as Exhibit 99.1 hereto and incorporated herein by reference.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
          -----------------------------------------
          INFORMATION AND EXHIBITS.
          ------------------------

     (a)  Financial Statement of Businesses Acquired.

          None.

     (b)  Pro Forma Financial Information.

          None.

     (c)  Exhibits.

          The following exhibits are filed herewith:

          99.1     Press Release dated December 23, 1997.
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                                   SIGNATURES

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

          SEAMAN FURNITURE COMPANY, INC.



                              /s/ Alan Rosenberg
                              ------------------------------------------
                                  Alan Rosenberg
                                  President and Chief Executive Officer

Date: December 23, 1997
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                                 EXHIBIT INDEX
                                 -------------



Exhibit
Number                                Description
------                                -----------

99.1                     Press Release dated December 23, 1997.